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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported)           July 27, 2001
                                           -------------------------------------


                                DUANE READE INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

        DELAWARE                  001-13843                 04-3164702
-------------------------   -----------------------   ------------------------
    (State or other            (Commission File            (IRS Employer
    jurisdiction of                Number)              Identification No.)
     incorporation)

           440 Ninth Avenue
          New York, New York                             10001
   ---------------------------------        --------------------------------
   (Address of principal executive                    (Zip Code)
               offices)


Registrant's telephone number, including area code       (212) 273-5700
                                                   --------------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On July 27, 2001, We issued a press release with respect to our financial results for the fiscal quarter ended June 30, 2001. A copy of this press release is included in this Report on Form 8-K as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

         (c)      Exhibits.

         EXHIBIT NO.                EXHIBIT
         -----------                -------

         99.1                       Press Release Dated July 27, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Duane Reade Inc.


                                       By: /s/ John K. Henry
                                          --------------------------------------
                                          John K. Henry
                                          Chief Financial Officer, Senior Vice
                                          President and Secretary

Date July 27, 2001


* Print name and title of the signing officer under his signature.